                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                            --------------

                                  John Millette
                          Vice President and Secretary
                        Scudder International Fund, Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31/03

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Emerging Markets Growth Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B and C), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Emerging Markets Growth Fund	6-Month**	1-Year	3-Year	5-Year	Life of Class***
Class A(a)	6.56%	-14.50%	-11.92%	-9.07%	-3.71%
Class B(a)	6.18%	-15.10%	-12.65%	-9.81%	-4.49%
Class C(a)	6.16%	-15.16%	-12.61%	-9.78%	-4.46%
S&P/IFC Emerging Markets Investable Index+	6.10%	-13.09%	-8.90%	-3.53%	-4.05%
MSCI Emerging Market Free Index++	5.93%	-14.06%	-11.04%	-5.04%	-5.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 4/30/03	$ 9.26	$ 9.11	$ 9.13
10/31/02	$ 8.69	$ 8.58	$ 8.60

Class A Lipper Ranking* - Emerging Markets Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	81	of	185	44

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

a Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Emerging Markets Growth Fund - Class A(c) [] S&P/IFC Emerging Markets Investable Index+ [] MSCI Emerging Market Free Index++

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Emerging Markets Growth Fund		1-Year	3-Year	5-Year	Life of Class***
Class A(c)	Growth of $10,000	$8,059	$6,441	$5,859	$7,240
	Average annual total return	-19.41%	-13.64%	-10.14%	-4.52%
Class B(c)	Growth of $10,000	$8,236	$6,530	$5,905	$7,181
	Average annual total return	-17.64%	-13.24%	-10.00%	-4.63%
Class C(c)	Growth of $10,000	$8,399	$6,607	$5,918	$7,200
	Average annual total return	-16.01%	-12.90%	-9.96%	-4.60%
S&P/IFC Emerging Markets Investable Index+	Growth of $10,000	$8,691	$7,559	$8,356	$7,541
	Average annual total return	-13.09%	-8.90%	-3.53%	-4.05%
MSCI Emerging Market Free Index++	Growth of $10,000	$8,594	$7,041	$7,722	$6,913
	Average annual total return	-14.06%	-11.04%	-5.04%	-5.20%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns and rankings during the 3-year, 5-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Market Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's/International Finance Corporation (S&P/IFC) Emerging Markets Investable Index (formerly IFC Emerging Markets Investable Index) is an unmanaged capitalization-weighted measure of stock markets in emerging market countries worldwide.
++ MSCI Emerging Market Free Index is an unmanaged capitalization-weighted index of companies in a universe of 28 emerging markets. Beginning with the next annual report, MSCI Emerging Market Free Index, which better reflects the Fund's investment strategy, will be shown instead of the Standard & Poor's/International Finance Corporation Emerging Markets Investable Index.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on a fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Emerging Markets Growth Fund	6-Month**	1-Year	3-Year	5-Year	Life of Class***
Class S	6.64%	-14.11%	-11.67%	-8.82%	-3.44%
S&P/IFC Emerging Markets Investable Index+	6.10%	-13.09%	-8.90%	-3.53%	-4.05%
MSCI Emerging Market Free Index++	5.93%	-14.06%	-11.04%	-5.04%	-5.20%

Scudder Emerging Markets Growth Fund	6-Month**	1-Year	Life of Class****
Class AARP	6.76%	-14.10%	-8.43%
S&P/IFC Emerging Markets Investable Index+	6.10%	-13.09%	-5.36%
MSCI Emerging Market Free Index++	5.93%	-14.06	-7.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Total returns for periods less than one year are not annualized.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 4/30/03	$ 9.32	$ 9.31
10/31/02	$ 8.73	$ 8.73

Class S Lipper Rankings* - Emerging Markets Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	70	of	185	38
3-Year	76	of	138	55
5-Year	112	of	122	92

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Emerging Markets Growth Fund - Class S [] S&P/IFC Emerging Markets Investable Index+ [] MSCI Emerging Market Free Index++

Yearly periods ended April 30

Comparative Results*
Scudder Emerging Markets Growth Fund		1-Year	3-Year	5-Year	Life of Class***
Class S	Growth of $10,000	$8,589	$6,891	$6,303	$7,832
	Average annual total return	-14.11%	-11.67%	-8.82%	-3.44%
S&P/IFC Emerging Markets Investable Index+	Growth of $10,000	$8,691	$7,559	$8,356	$7,541
	Average annual total return	-13.09%	-8.90%	-3.53%	-4.05%
MSCI Emerging Market Free Index++	Growth of $10,000	$8,594	$7,041	$7,722	$6,913
	Average annual total return	-14.06%	-11.04%	-5.04%	-5.20%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings during the 3-year, 5-year and life of class periods shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.
****On October 2, 2000, the Fund commenced offering Class AARP shares. Index returns begin September 30, 2000.
+ The Standard & Poor's/International Finance Corporation (S&P/IFC) Emerging Markets Investable Index (formerly IFC Emerging Markets Investable Index) is an unmanaged capitalization-weighted measure of stock markets in emerging market countries worldwide.
++ MSCI Emerging Market Free Index is an unmanaged capitalization-weighted index of companies in a universe of 28 emerging markets. Beginning with the next annual report, MSCI Emerging Market Free Index, which better reflects the Fund's investment strategy, will be shown instead of the Standard & Poor's/International Finance Corporation Emerging Markets Investable Index.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

In the following interview, Lead Portfolio Manager Oliver Kratz discusses Scudder Emerging Markets Growth Fund's strategy and the market environment during the six-month period ended April 30, 2003.

Q: How did emerging-markets stocks perform during the past six months?

A: Although the period was dominated by uncertainty related to the war in Iraq, emerging-markets stocks nonetheless produced favorable results. In addition to posting a positive return on an absolute basis, the emerging markets outperformed the world markets. For the six months ended April 30, the MSCI Emerging Market Free Index (the fund's current benchmark) delivered a total return of 5.93%.1 In comparison, the total return of the MSCI World Index was 3.62%.2 Of course, past performance is no guarantee of future results.

1 The Morgan Stanley Capital International (MSCI) Emerging Market Free Index is an unmanaged, US-dollar-denominated, capitalization-weighted index of companies in a universe of 28 emerging markets. Index returns assume reinvested dividends and do not reflect fees; one cannot directly invest in an index.
2 The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged, US-dollar-denominated, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. Index returns assume reinvested dividends and do not reflect fees; one cannot directly invest in an index.

Q: How did the results break down by region?

A: Latin America posted the strongest gains, due largely to the powerful stock market rally in Brazil. Stocks in the country were boosted by the success of its new president, Luiz Inacio Lula da Silva (Lula). Despite investors' pre-election concerns that Lula would institute policies unfavorable to the financial markets, he has pushed the structural reforms that the Cardoso administration proposed but never achieved. Investors are hopeful that Lula will implement social security, tax and labor reforms over the coming year. Stocks in Mexico gained as well, but sluggish growth in the United States continued to hamper domestic economic expansion.

Emerging Europe returned 16.43%, as measured by the MSCI Emerging Europe Index, with Russia delivering the most dramatic gains.3 Russian oil stocks surged as the threat of war in Iraq led to a spike in energy prices. In addition, the announcement of a merger between YUKOS and Surgutneftegaz provided a boost to the sector as a whole. Poland and Hungary also delivered solid returns on the prospect of each entering the European Union.

3 The Morgan Stanley Capital International (MSCI) Emerging Europe Index is an unmanaged, US-dollar-denominated, capitalization-weighted measure of stock markets in the Czech Republic, Hungary, Poland, Russia and Turkey. Index returns assume reinvested dividends and do not reflect fees; one cannot directly invest in an index.

Stocks in Asia fell during the six months, offsetting the gains in Latin America and Europe. The Severe Acute Respiratory Syndrome (SARS) virus was the most significant concern, since investors were largely unable to determine the extent to which the virus would slow Asia's economy. Additionally, the sluggish global economy (which took a toll on exports), the lack of recovery in technology spending and rising energy prices dampened stock market returns in the region.

Q: How did Scudder Emerging Markets Growth Fund perform in this environment?

A: The total return of the fund's Class A shares for the six months ended April 30, 2003, was 6.56% (unadjusted for sales charges). (Please see pages 3 through 8 for the performance for other share classes.) The fund outperformed the 5.93% total return of its current benchmark, the MSCI Emerging Market Free Index, and the 6.10% total return of its former benchmark, the S&P/IFC Emerging Markets Investable Index.4 Moreover, the fund topped the 6.13% average return of the 192 funds in Lipper's Emerging Markets Funds category.5

4 The Standard & Poor's/International Finance Corporation (S&P/IFC) Emerging Markets Investable Index is an unmanaged, US-dollar denominated, capitalization-weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvested dividends and do not reflect fees; one cannot directly invest in an index. The advisor believes it is a more appropriate to measure the fund's performance against the MSCI Emerging Market Free Index than the S&P/IFC Emerging Markets Investable Index as it more accurately reflects the fund's investment strategy.
5 Lipper defines emerging markets funds as those that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by the country's gross national product per capita or other economic measures.

The fund's overweight in Russia helped performance significantly. (By overweight, we mean that the fund has a heavier weighting in a region, sector or security than that of the benchmark. Conversely, an underweight means that the fund has a smaller weighting.) The strong gains of oil stocks such as LUKOIL and YUKOS helped performance, as did an advance in the cellular provider Vimpel-Communications.

The fund's position in Israel helped as well. Teva Pharmaceutical Industries, the largest generic drug producer in the world, benefited from higher sales for generics in both the United States and Europe. Check Point Software Technologies also delivered strong gains as the rapid growth in the demand for network security software boosted sales.

On an absolute basis, the strong showing of stocks in Latin America also benefited performance. The portfolio's core holdings in the region - such as Wal-Mart de Mexico (retail) and Grupo Financiero BBVA Bancomer (banking) in Mexico and Petroleo Brasiliero (energy) in Brazil - were positive contributors for the fund.

Q: What elements of the fund's positioning hurt performance?

A: The key detractors were concentrated in Asia. In South Korea, Samsung Electronics was hurt by slowing demand for technology products, and SK Telecom fell on concerns related to its corporate governance practices. Financial stocks, such as Kookmin Bank, also declined, on concerns related to a sharp increase in the level of consumer debt. In addition, the portfolio's position in two Indian technology stocks - Infosys Technologies and Satyam Computer Services - hurt performance as both were pressured by a decline in information technology outsourcing. China was also a small detractor, but the weakness was related to SARS and therefore (in our view) short-term in nature. We continue to like the long-term outlook for the country due to its rapid economic growth and increasingly important role as a source of production for the world.

Q: How is the fund positioned at present?

A: Our overall strategy remains unaltered. We continue to seek strong absolute performance, while avoiding the temptation to become more aggressive when markets rally. Our focus is on finding individual companies whose share prices do not fully reflect their fair value. We also seek to identify emerging-market companies that have the potential to become global leaders.

We are currently finding opportunities in Indian banks, Korean and Polish financials, and Indian consumer stocks. Firms whose cash flows are driven by domestic consumption (as opposed to global economic factors) are a pillar of the portfolio. At the same time, we continue to avoid investments whose merit is based on a strong second-half recovery in the United States.

An example of our thought process at work is our recent purchases in China. There, we found an opportunity in the hysteria related to SARS. While the virus remains an important factor to monitor, our analysis suggests that its impact on the Chinese economy - outside of travel-related sectors - will not be affected to the degree that is currently reflected in share prices. We chose to take advantage of the selling panic in China by selectively building positions in companies we favor. Additions include Aluminum Corp. of China and Yanzhou Coal Mining of China. At their lows, the valuations of these companies already accounted for, or reflected, the near collapse of the Chinese economy, a stance with which we strongly disagree.

Another example of our investment style is our decision to increase the portfolio's position in South Korea during late January and February. The country's market fell early in 2003 on angst related to North Korea's nuclear brinksmanship. However, our analysis showed that the cash flows of our portfolio holdings were minimally affected. Expecting sentiment to improve, we added to selected holdings during the downturn. The move has paid off thus far, as the fund was positioned for the strong rally that began in late March.

Q: How do you suggest investors cope with continued volatility in the emerging markets?

A: We encourage investors to focus on the positive long-term story that underpins emerging economies. Across the globe, a wealth of emerging-market companies are benefiting from improved cash flows, stronger balance sheets and more effective corporate governance practices. We believe profits should improve, as well. Despite these positives, emerging-market valuations are compelling in relation to both historical levels and the valuations of their developed-market peers. We believe these factors support the longer-term prospects for emerging-markets stocks.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Geographical Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

Pacific Basin	60%	60%
Latin America	19%	18%
Europe	12%	12%
Africa	6%	6%
Other	3%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

Materials	21%	16%
Financials	19%	20%
Energy	13%	9%
Telecommunication Services	12%	18%
Information Technology	11%	15%
Consumer Discretionary	10%	6%
Consumer Staples	7%	9%
Health Care	5%	2%
Industrials	1%	2%
Other	1%	3%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (28.0% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	5.6%
2. Kookmin Bank Provider of commercial banking services	Korea	3.2%
3. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	3.1%
4. Anglo American PLC Producer of mining and natural resources products	United Kingdom	3.1%
5. Compania de Minas Buenaventura SA Explorer and processor of gold, silver and other metals	Peru	2.4%
6. International Trading and Investments Holdings SA Operator of media stations	Poland	2.4%
7. SK Telecom Co., Ltd. Provider of mobile telecommunication services	Korea	2.3%
8. ICICI Ltd. Provider of banking services	India	2.1%
9. OTP Bank Rt. Provider of savings and commercial banking services	Hungary	2.1%
10. POSCO Manufacturer of hot and cold rolled steel products	Korea	1.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003

	Shares	Value ($)

Common Stocks 98.7%
Austria 1.4%
Erste Bank der Oesterreichischen Sparkassen AG*	8,000	633,988
Brazil 8.6%
Aracruz Celulose SA (ADR) (Preferred) "B"	11,600	243,600
Companhia de Bebidas das Americas (ADR) (Preferred)	36,940	734,737
Companhia Vale do Rio Doce (ADR) (Preferred) "A"	27,100	715,440
Petroleo Brasileiro SA (ADR)	63,700	1,181,635
Petroleo Brasileiro SA (Preferred)	14,087	241,595
Tele Norte Leste Participacoes SA (ADR) (Preferred)	47,400	514,290
Votorantim Celulose e Papel SA (ADR)	14,700	279,300
		3,910,597
China 6.4%
Aluminum Corp. of China Ltd. "H"	1,882,200	328,214
BYD Co., Ltd. "H"	269,500	533,875
China Mobile Ltd. (ADR)	48,200	482,482
China Mobile Ltd.	157,700	316,445
China Oilfield Services Ltd.	2,745,200	580,779
Harbin Power Equipment Co., Ltd. "H"	2,220,000	241,949
Shanghai Petrochemical Co., Ltd. "H"*	1,236,100	191,775
Yanzhou Coal Mining Co. "H"	598,000	219,958
		2,895,477
Croatia 1.0%
Pliva d.d. (GDR)	33,400	454,771
Hungary 4.1%
Magyar Tavkozlesi Rt (ADR)	26,300	510,483
MOL Magyar Olaj-es Gazipari Rt	15,400	402,646
OTP Bank Rt	87,400	939,892
		1,853,021
India 9.3%
Dr. Reddy's Laboratories Ltd.*	11,700	217,088
Hindustan Lever Ltd.	63,800	194,757
ICICI Ltd.*	369,200	952,648
Infosys Technologies Ltd.	3,500	206,583
ITC Ltd.	45,800	659,415
Ranbaxy Laboratories Ltd.*	49,900	710,748
Reliance Industries Ltd.	115,200	666,563
Satyam Computer Services Ltd.	50,800	164,037
Tata Engineering and Locomotive Co., Ltd.*	135,100	431,109
		4,202,948
Indonesia 1.5%
PT Hanjaya Mandala Sampoerna Tbk.	575,000	237,001
PT Telekomunikasi Indonesia Tbk	911,500	430,870
		667,871
Israel 2.0%
Check Point Software Technologies Ltd.*	13,900	219,342
Teva Pharmaceutical Industries Ltd. (ADR)	14,700	686,490
		905,832
Korea 20.4%
Hyundai Motor Co., Ltd.	11,500	271,758
Kangwon Land, Inc.	2,200	201,070
Kookmin Bank (ADR)	8,500	234,175
Kookmin Bank	42,452	1,191,942
Korea Electric Power Corp.	23,800	400,749
KT&G Corp.	29,800	456,385
LG Chemical Ltd.	13,700	454,599
LG Electronics, Inc.	16,100	555,447
LG Home Shopping, Inc.	3,600	204,825
POSCO	5,260	443,928
POSCO (ADR)	14,700	302,085
Samsung Electronics Co., Ltd.	10,020	2,516,344
Samsung Fire & Marine Insurance Co., Ltd.	15,100	745,986
Samsung SDI Co., Ltd.	3,320	207,756
SK Telecom Co., Ltd.	6,060	843,261
SK Telecom Co., Ltd. (ADR)	12,200	185,440
		9,215,750
Malaysia 0.5%
Public Bank Bhd. (Foreign registered)	364,000	228,161
Mexico 7.7%
America Movil SA de CV "L" (ADR)	27,330	458,324
Fomento Economico Mexicano SA de CV (ADR)	6,400	242,944
Grupo Financiero BBVA Bancomer SA de CV "B"*	539,134	470,228
Grupo Modelo SA de CV "C"	173,700	389,160
Grupo Televisa SA de CV (ADR)*	15,200	461,168
Telefonos de Mexico SA de CV "L" (ADR)	24,630	744,072
Wal-Mart de Mexico SA de CV "V"	255,900	710,729
		3,476,625
Peru 2.4%
Compania de Minas Buenaventura SA (ADR)	18,100	481,460
Compania de Minas Buenaventura SA	44,000	589,657
		1,071,117
Poland 3.6%
Bank Pekao SA	23,600	529,676
International Trading and Investments Holdings SA "B"*	527,500	1,066,216
		1,595,892
Russia 7.6%
Gazprom (ADR)	39,700	621,305
JSC MMC Norilsk Nickel (ADR)*	22,400	515,200
LUKOIL (ADR)	10,700	738,300
Mobile Telesystems (GDR)*	9,900	465,300
Vimpel-Communications SP (ADR)	9,900	394,614
YUKOS (ADR)	4,117	720,475
		3,455,194
South Africa 6.0%
Gold Fields Ltd.	42,400	429,516
Harmony Gold Mining Co., Ltd. (ADR)	21,700	227,850
Impala Platinum Holdings Ltd.*	11,500	567,504
Sappi Ltd.*	46,500	573,035
Sappi Ltd. (ADR)	19,400	239,590
Sasol Ltd.	61,400	663,986
		2,701,481
Taiwan 8.2%
Chinatrust Financial Holding Co., Ltd.*	592,700	462,595
Formosa Plastics Corp.	155,500	191,865
Hon Hai Precision Industry Co., Ltd.	72,000	225,194
Mega Financial Holdings Co., Ltd.*	1,073,000	477,231
Pihsiang Machinery Manufacturing Co., Ltd.	131,000	343,945
Quanta Computer, Inc.	200,300	350,597
SinoPac Holdings Co.*	682,000	212,330
Taiwan Semiconductor Manufacturing Co., Ltd.	507,846	696,558
United Microelectronics Corp. (ADR)	75,400	244,296
Yuanta Core Pacific Securities Co.	1,144,000	492,396
		3,697,007
Thailand 3.0%
Bangkok Bank PLC (Foreign registered)*	266,000	373,028
Bangkok Expressway Public Co., Ltd.	463,500	161,415
Bangkok Expressway Public Co., Ltd. (Foreign registered)	373,800	130,177
PTT Public Co., Ltd.	463,600	509,272
Vinthai Public Co., Ltd.*	868,800	196,970
		1,370,862
Turkey 1.9%
Akbank T.A.S.*	94,581,302	335,255
Anadolu Efes Biracilik ve Malt Sanayii AS*	16,479,466	328,905
Turkcell Iletisim Hizmetleri AS*	29,945,356	179,777
		843,937
United Kingdom 3.1%
Anglo American PLC	98,198	1,407,111
Total Common Stocks (Cost $46,656,555)		44,587,642

	Principal Amount (c)($)	Value ($)

Convertible Bonds 0.3%
Netherlands
Elektrim Finance BV, 2.0%, 7/2/2004* (Cost $219,012)	EUR 229,273	128,135

	Shares	Value ($)

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $467,403)	467,403	467,403
Total Investment Portfolio - 100.0% (Cost $47,342,970) (a)		45,183,180

* Non-income producing security.
(a) The cost for federal income tax purposes was $47,480,550. At April 30, 2003, net unrealized depreciation for all securities based on tax cost was $2,297,370. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,889,138 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,186,508.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in US dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003
Assets
Investments in securities, at value (cost $47,342,970)	$ 45,183,180
Cash	148,434
Foreign currency, at value (cost $752,479)	751,812
Receivable for investments sold	1,436,372
Dividends receivable	235,236
Interest receivable	760
Receivable for Fund shares sold	260,822
Foreign taxes recoverable	34,360
Total assets	48,050,976
Liabilities
Payable for investments purchased	1,708,639
Payable for Fund shares redeemed	45,187
Accrued management fee	40,740
Other accrued expenses and payables	26,797
Total liabilities	1,821,363
Net assets, at value	$ 46,229,613
Net Assets
Net assets consist of: Undistributed net investment income	104,402
Net unrealized appreciation (depreciation) on: Investments	(2,159,790)
Foreign currency related transactions	(1,567)
Accumulated net realized gain (loss)	(47,359,926)
Paid-in capital	95,646,494
Net assets, at value	$ 46,229,613

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($8,175,039 / 883,112 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.26
Maximum offering price per share (100 / 94.25 of $9.26)	$ 9.82
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($413,941 / 45,445 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.11
Class C Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($1,075,799 / 117,893 of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 9.13
Maximum offering price per share (100 / 99.00 of $9.13)	$ 9.22
Class AARP Net Asset Value, offering and redemption price (a) per share ($454,338 / 48,740 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.32
Class S Net Asset Value, offering and redemption price (a) per share ($36,110,496 / 3,877,514 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.31

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $56,011)	$ 547,085
Interest	33,377
Total Income	580,462
Expenses: Management fee	293,507
Administrative fee	154,054
Distribution service fees	17,564
Directors' fees and expenses	1,342
Other	4,351
Total expenses	470,818
Net investment income (loss)	109,644
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (including Chilean foreign benefit of $4,981)	552,452
Foreign currency related transactions (including CPMF tax of $916)	(37,035)
515,417
Net unrealized appreciation (depreciation) during the period on: Investments	2,435,395
Foreign currency related transactions	308
2,435,703
Net gain (loss) on investment transactions	2,951,120
Net increase (decrease) in net assets resulting from operations	$ 3,060,764

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003	Year Ended October 31, 2002
			Operations: Net investment income (loss)	$ 109,644	$ (158,835)
Net realized gain (loss) on investment transactions	515,417	(358,661)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,435,703	2,913,260
Net increase (decrease) in net assets resulting from operations	3,060,764	2,395,764
Fund share transactions: Proceeds from shares sold	10,365,226	21,215,081
Cost of shares redeemed	(14,912,428)	(18,114,677)
Redemption fees	5,197	18,359
Net increase (decrease) in net assets from Fund share transactions	(4,542,005)	3,118,763
Increase (decrease) in net assets	(1,481,241)	5,514,527
Net assets at beginning of period	47,710,854	42,196,327
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $104,402 and $5,242, respectively)	$ 46,229,613	$ 47,710,854

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.69	$ 8.28	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	.01	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.56	.45	(1.95)
Total from investment operations	.57	.41	(1.98)
Redemption fees	-[d]	-[d]	.01
Net asset value, end of period	$ 9.26	$ 8.69	$ 8.28
Total Return (%)[e]	6.56**	4.95	(19.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8.09
Ratio of expenses (%)	2.20*	2.18	2.20*
Ratio of net investment income (loss) (%)	.27*	(.57)	(.86)*
Portfolio turnover rate (%)	177*	115	69
[a] For the six months ended April 30, 2003.
[b] For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.58	$ 8.25	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.55	.45	(1.95)
Total from investment operations	.53	.33	(2.01)
Redemption fees	-[d]	-[d]	.01
Net asset value, end of period	$ 9.11	$ 8.58	$ 8.25
Total Return (%)[e]	6.18**	4.00	(19.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.41	.64	.03
Ratio of expenses (%)	3.00*	2.98	3.00*
Ratio of net investment income (loss) (%)	(.53)*	(1.37)	(1.66)*
Portfolio turnover rate (%)	177*	115	69
[a] For the six months ended April 30, 2003.
[b] For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.60	$ 8.26	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.55	.46	(1.94)
Total from investment operations	.53	.34	(2.00)
Redemption fees	-[d]	-[d]	.01
Net asset value, end of period	$ 9.13	$ 8.60	$ 8.26
Total Return (%)[e]	6.16**	4.12	(19.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.01
Ratio of expenses (%)	2.97*	2.96	2.97*
Ratio of net investment income (loss) (%)	(.50)*	(1.35)	(1.63)*
Portfolio turnover rate (%)	177*	115	69
[a] For the six months ended April 30, 2003.
[b] For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.73	$ 8.30	$ 11.11	$ 11.69
Income (loss) from investment operations: Net investment income (loss)[c]	.02	(.03)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.57	.46	(2.81)	(.56)
Total from investment operations	.59	.43	(2.82)	(.58)
Redemption fees	-[d]	-[d]	.01	-
Net asset value, end of period	$ 9.32	$ 8.73	$ 8.30	$ 11.11
Total Return (%)	6.76**	5.18	(25.29)	(4.96)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.45	.45	.15	.07
Ratio of expenses (%)	1.92*	1.91	1.91	1.90*
Ratio of net investment income (loss) (%)	.55*	(.30)	(.05)	(.13)**
Portfolio turnover rate (%)	177*	115	69	42
[a] For the six months ended April 30, 2003.
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.73	$ 8.29	$ 11.11	$ 11.75	$ 10.36	$ 14.56
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.03)	(.01)	(.11)	(.04)	.06
Net realized and unrealized gain (loss) on investment transactions	.56	.47	(2.82)	(.54)[c]	1.46	(4.23)
Total from investment operations	.58	.44	(2.83)	(.65)	1.42	(4.17)
Less distributions from: Net investment income	-	-	-	-	(.04)	(.06)
Total distributions	-	-	-	-	(.04)	(.06)
Redemption fees	-[d]	-[d]	.01	.01	.01	.03
Net asset value, end of period	$ 9.31	$ 8.73	$ 8.29	$ 11.11	$ 11.75	$ 10.36
Total Return (%)	6.64**	5.31	(25.38)	(5.45)[e]	13.89[e]	(28.54)[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	38	42	71	103	125
Ratio of expenses before expense reductions (%)	1.92*	1.91	1.91	2.66[f]	2.77	2.31
Ratio of expenses after expense reductions (%)	1.92*	1.91	1.91	2.30[f]	2.25	2.16
Ratio of net investment income (loss) (%)	.55*	(.30)	(.05)	(.87)	(.36)	.48
Portfolio turnover rate (%)	177*	115	69	42	64	45
[a] For the six months ended April 30, 2003.
[b] Based on average shares outstanding during the period.
[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reduction were 2.56% and 2.23%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $47,677,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($27,365,000), October 31, 2007 ($11,827,000), October 31, 2009 ($8,385,000), and October 31, 2010 ($100,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-US taxes.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

The Fund received a Chilean gains tax refund upon agreement with tax authorities.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (47,677,000)
Net unrealized appreciation (depreciation) on investments	$ (4,798,860)

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class S and AARP shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amorized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $41,944,448 and $46,738,992, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $500,000,000 of the Fund's average daily net assets and 1.20% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.25% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.65% and 0.65% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 26,032	$ 4,259
Class B	2,050	240
Class C	3,568	564
Class AARP	1,477	283
Class S	120,927	17,988
	$ 154,054	$ 23,334

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 2,121	$ 257
Class C	3,823	644
	$ 5,944	$ 901

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 9,639	$ 1,539.25%
Class B	707	79.25%
Class C	1,274	209.25%
	$ 11,620	$ 1,827

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2003, aggregated $226. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended April 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated none and $383, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $2,311 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	434,720	$ 3,937,377	1,095,733	$ 9,493,568
Class B	113,090	995,940	127,373	1,217,514
Class C	22,327	197,051	125,891	1,306,886
Class AARP	8,993	80,340	69,955	735,428
Class S	568,336	5,154,518	834,393	8,461,685
		$ 10,365,226		$ 21,215,081
Shares redeemed
Class A	(485,286)	$ (4,451,446)	(172,608)	$ (1,681,635)
Class B	(142,578)	(1,261,463)	(56,570)	(523,653)
Class C	(14,559)	(129,001)	(16,769)	(157,257)
Class AARP	(12,237)	(111,058)	(35,732)	(352,985)
Class S	(994,069)	(8,959,460)	(1,589,606)	(15,399,147)
		$ (14,912,428)		$ (18,114,677)
Redemption fees		$ 5,197		$ 18,359
Net increase (decrease)
Class A	(50,566)	$ (514,069)	923,125	$ 7,811,933
Class B	(29,488)	(265,523)	70,803	693,861
Class C	7,768	68,050	109,122	1,149,629
Class AARP	(3,244)	(29,197)	34,223	388,137
Class S	(425,733)	(3,801,266)	(755,213)	(6,924,797)
		$ (4,542,005)		$ 3,118,763

Report of Independent Auditors

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at April 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts June 16, 2003	PricewaterhouseCoopers LLP

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

For shareholders of Classes A, B and C

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder service representative Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	SEKAX	811165-760
Class B	SEKBX	811165-752
Class C	SEKCX	811165-745

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program service representative at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder service representative at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	SEMMX	179
Class S	SEMGX	079

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Growth Fund,
                                    Scudder Greater Europe Growth Fund, Scudder
                                    Latin America Fund and Scudder Pacific
                                    Opportunities Fund, each a series of Scudder
                                    International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Emerging Markets Growth Fund,
                                    Scudder Greater Europe Growth Fund, Scudder
                                    Latin America Fund and Scudder Pacific
                                    Opportunities Fund, each a series of Scudder
                                    International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    ----------------------------